UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2006

NVIDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-23985	94-3177549

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2701 San Tomas Expressway, Santa Clara, CA	95050

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 486-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - Other Events

Item 8.01 Other Events.

On February 21, 2006, NVIDIA Corporation issued a press release announcing that it has completed the acquisition of ULi Electronics, Inc. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

SECTION 9 - Financial Statements and Exhibits

Item 9.01 Exhibits.

	(c)	Exhibits
Exhibit		Description
99.1		Press Release, dated February 21, 2006, entitled “NVIDIA Completes Acquisition of ULi Electronics.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVIDIA Corporation

By: /s/ Marvin D. Burkett
Marvin D. Burkett
Date: February 24, 2006	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release, dated February 21, 2006, entitled “NVIDIA Completes Acquisition of ULi Electronics.”